                                                                 EXHIBIT 10.9(w)

                                                         SECOND AMENDMENT TO THE
                                                                PLEDGE AGREEMENT


                                                       TO BE RATIFIED BY PLEDGOR
                                                          BEFORE A PUBLIC NOTARY
                                                                  AND APOSTILLED

SECOND AMENDMENT TO THE PLEDGE AGREEMENT DATED JANUARY 27, 1999 ("PLEDGE AGREEMENT"), ENTERED INTO ON THIS __TH. DAY OF SEPTEMBER, 2001 BY AND BETWEEN CINEMARK MEXICO (USA), INC. ("CINEMARK (USA)"), CINEMARK HOLDINGS MEXICO, S. DE R.L. DE C.V. ("CINEMARK HOLDINGS MEXICO") AND BANK OF AMERICA, NATIONAL ASSOCIATION (PREVIOUSLY KNOWN AS BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION) AS AGENT FOR THE FINANCIAL INSTITUTIONS REFERRED TO BELOW AS "BANKS" (THE "PLEDGEE") WITH THE ACKNOWLEDGEMENT OF CINEMARK DE MEXICO, S.A. DE C.V. (THE "COMPANY").

         WHEREAS, on January 27, 1999, Cinemark (USA), acting as pledgor, and Pledgee entered into a Pledge Agreement under which Cinemark (USA), acting as pledgor, pledged in favor of Pledgee certain Collateral (as such term is defined in the Pledge Agreement), including the shares of stock ("Shares") owned by Cinemark (USA), representing 65% of the issued and outstanding voting stock of the Company, and pledged in favor of Pledgee in the terms of the Pledge Agreement.

         WHEREAS, on May 31, 2001, Cinemark (USA), acting as pledgor, the Pledgee and the Company entered into an Amendment to the Pledge Agreement (the "Amended Pledge Agreement"), whereby the third, fourth and fifth whereas clauses of the Pledge Agreement were amended;

         WHEREAS, effective August 15, 2001, Cinemark (USA) transferred the Shares to Cinemark Holdings Mexico, a sociedad de responsabilidad limitada de capital variable, duly incorporated and validly existent under the laws of the United Mexican States ("MEXICO").

         WHEREAS, notwithstanding the transfer of the Shares from Cinemark (USA) to Cinemark Holdings Mexico, the Shares continue pledged in favor of the Pledgeee pursuant to the Pledge Agreement, and Cinemark Holdings Mexico as the new owner of the Shares is bound by the Amended Pledge Agreement, as successor of Cinemark (USA);

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

                                     CLAUSES

         FIRST. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Amended Pledge Agreement.



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

                                                         SECOND AMENDMENT TO THE
                                                                PLEDGE AGREEMENT


         SECOND. As a consequence of the transfer of the Shares from Cinemark
(USA) to Cinemark Holdings Mexico, the parties hereto agree and acknowledge that
(I) the Shares continue to be pledged (pignoradas) in favor of the Pledgee, as agent for the banks, and (II) Cinemark Holdings Mexico, as the current legal and beneficial owner of the Shares, and successor of Cinemark (USA) as owner of the Shares, is bound under the Pledge Agreement, as pledgor thereunder; on the understanding that the Collateral pledged under the Pledge Agreement will continue to secure the full and punctual payment and performance of the Secured Obligations by Borrower.

         THIRD. As a consequence of the transfer of the Shares from Cinemark
(USA) to Cinemark Holdings Mexico, the Parties hereby amend the Amended Pledge Agreement in order that all references to "Pledgor" under the Amended Pledge Agreement shall hereinafter refer to Cinemark Holdings Mexico; on the understanding that references in the Amended Pledge Agreement to "Pledgor", as borrower under the Credit Agreement, shall continue to refer to Borrower.

         FOURTH. The execution of this Agreement does not constitute a novation, satisfaction, discharge, or modification of the Secured Obligations in any manner whatsoever.

         FIFTH. Cinemark Holdings Mexico hereby agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Pledgee, as agent for the Banks, may at any time reasonably request in connection with the execution, administration and enforcement of the Pledge Agreement or with respect to the Collateral or any part thereof or in order to better assure and confirm unto the Pledgee, as agent for the Banks, its rights and remedies hereunder.

         SIXTH. All notices, requests and other communications to Cinemark Holdings Mexico, as pledgor under the Pledge Agreement shall be made to the following address:

                             CINEMARK HOLDINGS MEXICO, S. DE R.L. DE C.V.

                             c/o Cinemark USA, Inc.
                             3900 Dallas Parkway
                             Suite 500
                             Plano, Texas 75093
                             Telephone: (972) 665-1000
                             Facsimile: (972) 665-1004
                             Attention: Michael Cavalier,
                                        VP-General Counsel

         SEVENTH. This Agreement shall be construed in accordance with and governed by the laws of Mexico.

                            (SIGNATURE PAGES FOLLOW)



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                                                         SECOND AMENDMENT TO THE
                                                                PLEDGE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have themselves executed or caused this SECOND AMENDMENT TO THE PLEDGE AGREEMENT to be executed by their duly authorized representatives as of the date first above written.



     CINEMARK HOLDINGS MEXICO              THE PLEDGEE AS AGENT FOR THE BANKS

CINEMARK HOLDINGS                          BANK OF AMERICA, N.A. (F/K/A/ BANK
MEXICO, S. DE R.L. DE C.V.                 OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION), AS
                                           ADMINISTRATIVE AGENT

By:                                        By:
   -------------------------------            ---------------------------------
Name:                                         David Price
     -----------------------------            Vice President
Title:                                        Agency Management Services
      ----------------------------            CA 9-706-11-03
Telefax                                       555 South Flower Street
                                              Los Angeles, California 90071-2385
                                              Telefax: (415) 503-5011

        CINEMARK (USA)

CINEMARK MEXICO (USA), INC.



By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Telefax



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

                                                         SECOND AMENDMENT TO THE
                                                                PLEDGE AGREEMENT


                  By its execution hereof, Cinemark de Mexico, S.A. de C.V. hereby acknowledges the terms of the foregoing Second Amendment to the Pledge Agreement and hereby irrevocably agrees to be bound by the provisions of the Pledge Agreement, as amended, as they apply to Cinemark de Mexico, S.A. de C.V. including the obligations to (i) endorse in guarantee and deliver to the Pledgee, as agent for the Banks, any Additional Shares which Cinemark de Mexico, S.A. de C.V. may distribute, exchange or substitute, and (ii) deliver to the Pledgee, as agent for the Banks, any Distribution which Cinemark de Mexico, S.A. de C.V. may make only if an Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing as may be confirmed in writing by Pledgee, as agent for the Banks, to Cinemark de Mexico, S.A. de C.V.




                                       CINEMARK DE MEXICO, S.A. DE C.V

                                       By
                                         ---------------------------------------
                                       Name
                                           -------------------------------------
                                       Title
                                            ------------------------------------



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